                                                                  EXECUTION COPY

                               SECOND AMENDMENT TO
               FIRST AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

     This Second Amendment to First Amended and Restated Note Purchase
Agreement, dated as of February 21, 2006 (this "AMENDMENT"), amends that certain
Note Purchase Agreement dated as of March 29, 2004 (the "ORIGINAL NOTE PURCHASE
AGREEMENT"), by and among MortgageIT, Inc., a New York corporation (the
"COMPANY"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached as SCHEDULE I thereto (for the purposes of this Amendment, the "PURCHASER"), as amended and restated by the First Amended and Restated Note Purchase Agreement, dated as of
August 23, 2005, and as further amended by the First Amendment to First Amended and Restated Note Purchase Agreement, dated as of October 14, 2005 (the
"EXISTING NOTE PURCHASE AGREEMENT"). All capitalized terms used but not defined herein shall have the meanings given to them in the Existing Note Purchase
Agreement.

                                    RECITALS

     WHEREAS, pursuant to the Original Note Purchase Agreement, the Company
issued and sold to the Purchaser a Note in the principal amount of $15,000,000
(the "ORIGINAL NOTE"), which Original Note is outstanding on the date hereof;
and

     WHEREAS, the Company has requested that the Purchaser purchase an additional senior secured promissory note of the Company in the principal amount of $15,000,000, of the same tenor as the Original Note and to be subject to the terms and conditions of the Existing Note Purchase Agreement as amended by this
Amendment (the "ADDITIONAL NOTE"), and the Purchaser has agreed to purchase such
Additional Note, subject to the terms and conditions set forth herein; and

     WHEREAS, in connection with such issuance and sale of the Additional Note, the parties have agreed to amend certain provisions of the Existing Note
Purchase Agreement;

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. ISSUANCE AND SALE OF ADDITIONAL NOTE. Subject to the satisfactory, or waiver by the Purchaser in writing, of the conditions set forth in Section 3 below, the Company hereby agrees to issue and sell to the Purchaser on the
Effective Date (as defined below), and the Purchaser hereby agrees to purchase for a purchase price equal to the face amount thereof, the Additional Note in the principal amount of $15,000,000, to be issued in the form attached to the
Existing Note Purchase Agreement as EXHIBIT A thereto. The Additional Note shall be deemed to be one of the "Notes," as such term is defined in the Existing Note
Purchase Agreement as hereby amended, and to be issued pursuant to and governed by the provisions thereof.

     2. CLOSING. The closing of the purchase and sale of the Additional Note to the Purchaser hereunder (the "CLOSING") shall take place at the offices of Nixon
Peabody LLP, 437 Madison Avenue, New York, NY, at 10:00 A.M. on February 21,
2006 or such other date as the Company and the Purchaser may mutually agree orally or in writing (the "EFFECTIVE DATE"). At the Closing, the Company shall deliver to the Purchaser the Additional Note, dated the Effective Date and duly executed by the Company, and the Purchaser shall cause the purchase price for the

Additional Note to be delivered by wire transfer or other immediately available funds to the Company at such bank account or accounts as the Company shall have specified in writing.

     3. CONDITIONS TO PURCHASE OF ADDITIONAL NOTE. The obligation of the
Purchaser to purchase and pay for the Additional Note shall be subject to the fulfillment (or waiver by the Purchaser in writing) of the following conditions on or before the Effective Date:

     (a) Deliveries. The Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request, including:

          (i) this Amendment, duly executed by the Company;

          (ii) the Additional Note, dated the Effective Date and duly executed by the Company;

          (iii) a Guaranty and Collateral Confirmation, in the form of EXHIBIT A hereto (the "CONFIRMATION"), dated the Effective Date and executed by each of MortgageIT Holdings, Inc., Home Closer LLC and Urbistar Settlement
     Services, LLC (collectively, the "GUARANTORS") and the Company;

          (iv) a certificate, dated the date hereof, to the effect of the matters stated in subsections (b), (c), (d) and (e) of this Section 3, duly executed by the Chief Executive Officer of the Company;

          (v) certificates dated as of a recent date as to the good standing of each of the Company and the Guarantors in each jurisdiction where either of them is incorporated or organized or is authorized to do business as a foreign corporation or foreign limited liability company;

          (vi) a certificate, signed by the Secretary of the Company, certifying
     (A) a copy of resolutions of the board of directors of the Company authorizing the execution, delivery and performance of this Amendment, the
     Additional Note and the Confirmation, (B) true, correct and complete copies of the Articles of Incorporation and By-Laws of the Company as currently in effect, and (C) the incumbency and signatures of each of the officers of the Company who shall execute this Amendment, the Additional Note or the
     Confirmation;

          (vii) certificates, signed by the Secretary or comparable officer of each Guarantor, certifying (A) a copy of resolutions of the board of directors or comparable management body of such Guarantor authorizing the execution, delivery and performance of the Confirmation, (B) true, correct and complete copies of the Articles of Incorporation and By-Laws or comparable organizational documents of such Guarantor as currently in effect, and (C) the incumbency and signatures of each of the officers of such Guarantor who shall execute the Confirmation; and

          (viii) a legal opinion of Patton Boggs LLP, counsel to the Company and the Guarantors, dated the Effective Date and addressed to the Purchaser, with respect to the matters set forth in Exhibit B hereto.

                                      -2-

     (b) Representations and Warranties True. The representations and warranties of the Company contained in Section 3 of the Existing Note Purchase Agreement
and the representations and warranties set forth in Section 5 of this Amendment shall be true on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of such date (except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true in all material respects as of such earlier date).

     (c) Performance of Obligations. The Company shall have performed all agreements on its part required to be performed under this Amendment on or prior to the Effective Date, and there shall exist on the Effective Date no Default or
Event of Default.

     (d) Absence of Material Adverse Change, Etc. Since December 31, 2004, no
change or changes shall have occurred to the business, operations, properties, assets, income, prospects or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole, which constitutes a Material Adverse
Effect.

     (e) Consents and Approvals. All necessary consents, approvals and authorizations of, and declarations, registrations and filings with,
Governmental Authorities and nongovernmental Persons required in order to consummate the transactions contemplated herein shall have been obtained or made and shall be in full force and effect.

     4. AMENDMENTS TO THE EXISTING NOTE PURCHASE AGREEMENT. Effective on the
Effective Date (provided that the Closing shall occur), the Existing Note
Purchase Agreement shall be amended as follows:

     (a) Section 2.1 of the Existing Note Purchase Agreement shall be deleted in its entirety and there shall be inserted in lieu thereof the following new
Section 2.1:

          "2.1 SALE AND ISSUANCE OF NOTES. The Company issued and sold to the sole Purchaser on the Closing Date (as defined below), and such Purchaser purchased for face value on the Closing Date a senior secured promissory note containing the terms and conditions set forth herein and in the form of note attached hereto as EXHIBIT A (the "ORIGINAL NOTE"), payable to the order of such Purchaser in the principal amount of $15,000,000. The Company issued and sold to the sole Purchaser on February 21, 2006 (the "SECOND
     AMENDMENT EFFECTIVE DATE"), and such Purchaser purchased for face value on the Second Amendment Effective Date, an additional senior secured promissory note containing the terms and conditions set forth herein and in the form of note attached hereto as EXHIBIT A, payable to the order of such
     Purchaser in the principal amount of $15,000,000 (the "ADDITIONAL NOTE";
     the Original Note, the Additional Note and any notes of like tenor hereafter issued by the Company in substitution or exchange therefor are herein collectively called the "NOTES" and each individually a "NOTE"). The aggregate original principal amount of all of the Notes is Thirty Million
     Dollars ($30,000,000)."

     (b) Section 2.2(c)(i) of the Existing Note Purchase Agreement shall be amended by deleting the last sentence thereof and substituting the following sentences in lieu thereof:

     "During the period from (but not including) the Restatement Effective Date to (but not including) the Second Amendment Effective Date, the outstanding principal amount of

                                      -3-

     each Note shall bear interest at a rate per annum equal to five and one half percent (5.5%) payable quarterly in arrears on the last Business Day of each fiscal quarter, commencing on September 30, 2005, and on any date that the principal of any Note is repaid or prepaid. As of (and including)
     the Second Amendment Effective Date, the outstanding principal amount of each Note shall bear interest at a rate per annum equal to six and one half percent (6.5%) payable quarterly in arrears on the last Business Day of each fiscal quarter, commencing on March 31, 2006, and on any date that the principal of any Note is repaid or prepaid (including without limitation the Maturity Date)."

     (c) Section 2.3 of the Existing Note Purchase Agreement shall be deleted in its entirety and there shall be inserted in lieu thereof the following new
Section 2.3:

          "2.3 CLOSING. The closing of the purchase and sale of the Original
     Note to the sole Purchaser hereunder (the "CLOSING") took place on March
     29, 2004 (the "CLOSING DATE"). At the Closing, the Company delivered to such Purchaser the Original Note, pursuant to Section 2.1, in the principal amount of $15,000,000 for a purchase price equal to the original principal amount of the Original Note. The closing of the purchase and sale of the
     Additional Note to the sole Purchaser hereunder took place on the Second
     Amendment Effective Date (the "SECOND CLOSING"). At the Second Closing, the
     Company delivered to such Purchaser the Additional Note, pursuant to
     Section 2.1, in the principal amount of $15,000,000 for a purchase price equal to the original principal amount of the Additional Note."

     (d) Section 6.3 of the Existing Note Purchase Agreement shall be amended to read in full as follows:

          "6.3 LIMITATION ON CAPITAL EXPENDITURES. The aggregate amount of
     Capital Expenditures made by the Obligors as a whole shall not exceed
     $13,000,000 in the aggregate for the fiscal year ended December 31, 2005 and shall not exceed $10,000,000 in the aggregate for the fiscal year ended
     December 31, 2006."

     In addition, the Purchaser hereby irrevocably waives any Default or Event of Default that may have occurred as a result of the Obligors having made
Capital Expenditures for the fiscal year ended December 31, 2005 in excess of
$10,000,000 in the aggregate, provided that the aggregate amount of Capital
Expenditures of the Obligors for such fiscal year shall not have exceeded
$13,000,000.

     (e) Section 6.7 of the Existing Note Purchase Agreement shall be amended by deleting the word "and" at the end of paragraph (c) thereof, deleting the period at the end of paragraph (d) thereof and inserting "; and" in lieu thereof, and inserting the following new paragraph (e) immediately following paragraph (d)
thereof:

          "(e) (i) investments by the Parent in the Capital Stock of the
     Company, (ii) intercompany loans by the Parent to the Company pursuant to the Amended and Restated Intercompany Loan Agreement dated as of July 1,
     2005 between the Parent and the Company (as from time to time amended, the
     "INTERCOMPANY LOAN AGREEMENT") in an aggregate principal amount not to exceed $125,000,000 at any time outstanding, and (iii) intercompany loans by the Company to any or all of its Subsidiaries in an aggregate

                                      -4-

     principal amount not to exceed $10,000,000 at any time outstanding;
     provided, however, that the Parent and the Company hereby agree that (A)
     all Indebtedness and obligations incurred by the Obligors in connection with such intercompany loans made by the Parent or the Company (including, without limitation, the principal amount thereof, interest thereon
     (including without limitation interest accrued after the commencement of bankruptcy proceedings involving any of the Obligors, whether or not allowed as a claim in such proceeding), and all expenses, costs and other amounts owing in connection therewith) shall be subordinated and subject in right of payment to the prior payment in full in cash of all Indebtedness and obligations of the Obligors incurred pursuant to or in connection with this Agreement and the other Transaction Documents (the "SENIOR DEBT"), (B)
     no payment in respect of such intercompany loans shall be made at any time when a Default or Event of Default shall have occurred and be continuing, and (C) any payment of any kind or character, whether in cash, property or securities, from any source whatsoever, made in violation of the terms hereof shall be held in trust for, and shall be immediately paid or delivered by the Obligors to the Purchaser or its representative or representatives, for application to the payment or prepayment of all Senior
     Debt remaining unpaid."

     (f) Section 7.1 of the Existing Note Purchase Agreement shall be amended by deleting the amount "$20,000,000" appearing therein and substituting therefor the amount "$40,000,000".

     (g) Section 7.2 of the Existing Note Purchase Agreement shall be amended by deleting the amount $15,000,000" appearing therein and substituting therefor the amount "$30,000,000".

     (h) Schedule I to the Existing Note Purchase Agreement shall be amended by deleting the amount "$15,000,000" in each place where it occurs therein and substituting therefor in each such case the amount "$30,000,000".

     5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and
represents and warrants to the Purchaser that:

     (a) Representations in the Original Purchase Agreement; No Defaults. Each
of the representations and warranties made by the Company in the Existing Note
Purchase Agreement is true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date.
No event has occurred and is continuing or will result from the transactions contemplated hereby which constitutes (or with notice or the passage of time would constitute) an Event of Default.

     (b) Authority. The execution, delivery and performance by the Company of this Amendment and the Additional Note (i) are within its corporate powers, (ii)
have been duly authorized by all necessary corporate action on the part of its board of directors, and (iii) do not require the consent or approval of, or any registration, filing or declaration with, any Governmental Authority or non-governmental Person. The execution, delivery and performance by each
Guarantor of the Confirmation (i) are within its corporate or limited liability company

                                      -5-

powers, (ii) have been duly authorized by all necessary action on the part of its board of directors or comparable management body, and (iii) do not require the consent or approval of, or any registration, filing or declaration with, any
Governmental Authority or non-governmental Person.

     (c) Binding Effect. Each of this Amendment and the Additional Note is the legal, valid and binding obligation of the Company, enforceable against the
Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity. The
Confirmation is the legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity

     (d) No Conflicts. Neither the execution and delivery by the Company of this
Amendment or the Additional Note, nor the fulfillment of or compliance with the terms and provisions hereof or thereof, nor the execution and delivery by any
Guarantor of the Confirmation or the fulfillment or compliance by it of the terms and provisions thereof, will conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any properties or assets of the
Company or any Guarantor pursuant to, the Articles of Incorporation or By-Laws of the Company or the comparable organizational documents of any Guarantor, or any contract, agreement, mortgage, indenture, lease or instrument to which the
Company or any Guarantor is a party or by which any of them is bound or to which the Company or any Guarantor or any of their respective assets are subject, or any statute, law, rule, regulation, order, decree or other legal requirement to which the Company or any Guarantor or any of their respective assets are subject.

     6. POST-CLOSING COVENANTS.

     (a) As soon as practicable after the Effective Date but in any event no later than March 31, 2006, the Company shall cause its wholly owned subsidiary,
Urbistar Settlement Services, LLC, to (i) close any and all of Urbistar
Settlement Services, LLC's deposit accounts with National City Bank; and (ii)
provide evidence thereof to the Purchaser (in form and substance reasonably acceptable to the Purchaser).

     (b) As soon as practicable after the Effective Date but in any event within thirty (30) days of the Effective Date, the Company shall use commercially reasonable efforts to cause Urbistar Settlement Services, LLC to enter into an account control agreement with the Purchaser in respect to each of its deposit accounts with PNC Bank, National Association, such agreement to be in form and substance reasonably satisfactory to the Purchaser.

     (c) The Company acknowledges and agrees that its breach of any of the provisions of this Section 6 shall deemed to be an Event of Default under the
Existing Note Purchase Agreement, as amended hereby.

     7. EFFECT OF AMENDMENT. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Existing Note Purchase Agreement or any of the other Transaction Documents,

                                      -6-

or the obligations of any party thereunder, and all terms, conditions and other provisions of the Existing Note Purchase Agreement and the other Transaction
Documents shall remain in full force and effect except to the extent specifically amended or modified pursuant to the provisions of this Amendment.

     8. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. Delivery of manually executed counterparts of this Amendment shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof. This Amendment shall be binding on the successors and assigns of the parties, including any surviving Person resulting from the merger, consolidation or sale of all or substantially all of the assets of such party.

     9. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF DAMAGES. This
Amendment shall be governed by and construed under the law of the State of New
York, without giving effect to the conflicts of law principles thereof. The
Company hereby agrees that any suit for the enforcement of this Amendment may be brought in the Courts of the State of New York, the courts of the United States for the Southern District of New York, appellate courts from any thereof and consents to the non-exclusive jurisdiction of such courts. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.5 of the Existing Note Purchase
Agreement. Nothing in this Amendment will affect the right of any party to this
Amendment to serve process in any other manner permitted by law. The Company hereby waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this
Section any special, exemplary, punitive or consequential damages.

     10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A
JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS
AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF
DUTY AND ALL OTHER CLAIMS. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

     11. HEADINGS. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [Signatures on next page]

                                      -7-

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                        MORTGAGEIT, INC.

                                        By: /s/ Glenn J. Mouridy
                                            ------------------------------------
                                        Name: Glenn J. Mouridy
                                        Title: Executive Vice President

                                        TECHNOLOGY INVESTMENT CAPITAL CORP.

                                        By: /s/ Saul B. Rosenthal
                                            ------------------------------------
                                        Name: Saul B. Rosenthal
                                        Title: President

                                      -8-

                          EXHIBIT A TO SECOND AMENDMENT

                      GUARANTY AND COLLATERAL CONFIRMATION

                                February 21, 2006

Technology Investment Capital Corp.,
as Collateral Agent
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

Ladies and Gentlemen:

     On the date hereof, Technology Investment Capital Corp., as Purchaser
(together with its successors and assigns, the "Purchaser") and MortgageIT,
Inc., a New York corporation (the "Company") are entering into that certain
Second Amendment of even date herewith (the "Second Amendment") to the First
Amended and Restated Note Purchase Agreement, dated as of August 23, 2005 (as amended by the First Amendment thereto dated as of October 14, 2005, the
"Existing Note Purchase Agreement"), by and among the Company and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached as SCHEDULE I thereto. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Existing
Note Purchase Agreement as amended by the Second Amendment.

     Pursuant to the Second Amendment, on the date hereof the Purchaser and the
Company are amending certain provisions of the Existing Note Purchase Agreement and the Company is issuing and selling to the Purchaser an Additional Note in the principal amount of $15,000,000, as a result of which the aggregate principal amount of the outstanding Notes held by the Purchaser is being increased from $15,000,000 to $30,000,000.

     Pursuant to that certain Guaranty Agreement dated as of March 29, 2004 (as amended by an Assumption Agreement and a Collateral Confirmation, each dated
August 23, 2005, the "Guaranty Agreement") among the undersigned MortgageIT
Holdings, Inc. ("Holdings"), Home Closer LLC ("Closer") and Urbistar Settlement
Services, LLC ("Urbistar"; Holdings, Closer and Urbistar are hereinafter sometimes collectively referred to as the "Guarantors") and Technology
Investment Capital Corp., as collateral agent for the Purchasers (as such, the
"Collateral Agent"), the Guarantors have guaranteed the payment and performance of all obligations of the Company under the Existing Note Purchase Agreement and the other Transaction Documents.

     Each of the Guarantors hereby certifies to and agrees with the Collateral
Agent, for its benefit and for the benefit of the Purchaser, that the Guaranty
Agreement remains, on and after the date hereof, in full force and effect notwithstanding the execution and delivery of the Second Amendment and the consummation of the transactions thereby contemplated, including without limitation the issuance and sale of the Additional Note. Each of the Guarantors also certifies that the Guaranty Agreement shall be deemed to cover, secure and support, in addition to all obligations of the Company guaranteed thereby immediately prior to the execution of the Second Amendment and the consummation of the transactions thereby contemplated, any and all additional obligations of the Company contemplated by the Second Amendment, including without limitation the obligations represented by the Additional Note, and that all references in the Guaranty Agreement to the Existing Note Purchase Agreement shall be deemed to reference such Agreement as amended by the Second Amendment.

     Pursuant to that certain Pledge and Security Agreement dated as of March
29, 2004 (as amended by an Assumption Agreement and a Collateral Confirmation,
each dated August 23, 2005, the "Security Agreement") among the Company, Closer,
Urbistar and the Collateral Agent, the Company, Closer and Urbistar (hereinafter collectively the "Grantors") have granted liens and security interests in all of their assets and property to secure the payment and performance of all obligations of the Company under the Existing Note Purchase Agreement and the other Transaction Documents and all obligations of Closer and Urbistar under the
Guaranty Agreement.

     Each of the Grantors hereby certifies to and agrees with the Collateral
Agent, for its benefit and for the benefit of the Purchaser, that the Security
Agreement remains, on and after the date hereof, in full force and effect notwithstanding the execution and delivery of the Second Amendment and the consummation of the transactions thereby contemplated, including without limitation the issuance and sale of the Additional Note. Each of the Grantors also certifies that the Security Agreement and the liens and security interests thereby granted to the Collateral Agent shall be deemed to cover, secure and support, in addition to all obligations of the Grantors secured thereby immediately prior to the execution of the Second Amendment and the consummation of the transactions thereby contemplated, any and all additional obligations of the Grantors contemplated by the Second Amendment, including without limitation the obligations represented by the Additional Note and the Guaranty Agreement as
hereby confirmed, and that all references in the Security Agreement to the
Existing Note Purchase Agreement shall be deemed to reference such Agreement as amended by the Second Amendment.

     This Confirmation shall be governed by and construed in accordance with the laws of the State of New York. This Confirmation may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Confirmation by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Confirmation. Delivery of manually executed counterparts of this Confirmation shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof. This Confirmation shall be binding on the successors and assigns of the parties, including any surviving Person resulting from the merger, consolidation or sale of all or substantially all of the assets of such party.

                                        Very truly yours,

                                        MORTGAGEIT, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       -2-

                                        MORTGAGEIT HOLDINGS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        HOME CLOSER LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        URBISTAR SETTLEMENT SERVICES, LLC

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

TECHNOLOGY INVESTMENT CAPITAL CORP.,
as Collateral Agent

By:
    ------------------------------------
Name: Saul B. Rosenthal
Title: President

                                       -3-

                          EXHIBIT B TO SECOND AMENDMENT

                                  LEGAL OPINION

1.   MortgageIT, Inc. (the "Company") is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is qualified to transact business under the laws of the state of its incorporation. MortgageIT Holdings, Inc. ("Holdings") is a corporation duly organized, validly existing and in good standing under the laws of the
     State of Maryland and its qualified to transact business under the laws of its state of incorporation. Urbistar Settlement Services, Inc. ("Urbistar")
     is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and its qualified to transact business under the laws of its state of organization.
     Home Closer LLC ("Closer") is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New
     York and its qualified to transact business under the laws of its state of organization. (The Company, Holdings, Urbistar and Closer are hereinafter referred to collectively as the "Loan Parties".)

2.   Each Loan Party has the power to engage in the transactions contemplated by the Purchase Documents to which it is a party and all requisite power, authority and legal right to execute and deliver the Purchase Documents to which it is a party, and to perform and observe the terms and conditions of such Purchase Documents. For purposes of this opinion, the term "Purchase
     Documents" means the Second Amendment to First Amended and Restated Note
     Purchase Agreement, of even date herewith, between the Company and
     Technology Investment Capital Corp., as Purchaser (the "Second Amendment"),
     the Guaranty and Collateral Confirmation of even date herewith, by and among the Loan Parties and Technology Investment Capital Corp., as
     Collateral Agent (the "Collateral Agent"), and the Additional Note issued by the Company to the Purchaser on the date hereof pursuant to the Second
     Amendment.

3.   Each of the Purchase Documents has been duly authorized, executed and delivered by the Loan Parties signatory thereto and is a legal, valid and binding agreement enforceable in accordance with its respective terms against such Loan Party, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors.

4.   Each Loan Party has been duly authorized to allow certain of its officers to execute any and all documents to which it is a party by original or facsimile signature in order to complete the transactions contemplated by the Purchase Documents to which it is a party and such original or facsimile signature of said officer represents the legal and valid signature of said officer of such Loan Party.

5.   Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by any Loan Party of or compliance by such Loan Party with the
     Purchase Documents to which it is a party or the consummation of the transactions contemplated by the Purchase Documents to which it is a party;
     or (ii) any required consent, approval, authorization or order has been obtained by the each such Loan Party.

                                       -2-

6.   Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Documents to which it is a party conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter, by-laws or corresponding agreements of each Loan party or, to the best of our knowledge after diligent inquiry, the terms of any indenture or other agreement or instrument to which such Loan Party is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which such Loan party is subject or by which it is bound.

7.   There is no action, suit, proceeding or investigation pending or, to the best of our knowledge, threatened against any Loan Party which, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Loan Party or in any material impairment of the right or ability of such Loan Party to carry on its business substantially as now conducted or in any material liability on the part of such Loan Party or which would draw into question the validity of the
     Purchase Documents to which it is a party or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of such Loan Party to perform under the terms of the Purchase Documents to which it is a party.